UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of report (Date of earliest event reported): April 3, 2007

                        PetMed Express, Inc.
---------------------------------------------------------------------------
      (Exact name of registrant as specified in its charter)

          Florida                000-28827          65-0680967
---------------------------------------------------------------------------
(State or other jurisdiction    (Commission      (I.R.S. Employer
      of incorporation          File Number)     Identification No.)



           1441 S.W. 29th Avenue,  Pompano Beach, FL  33069
---------------------------------------------------------------------------
          (Address of principal executive offices) (Zip Code)


                            (954) 979-5995
---------------------------------------------------------------------------
          (Registrant's telephone number, including area code)


                            Not Applicable
---------------------------------------------------------------------------
   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

  On January 19, 2006, PetMed Express, Inc. was added as a defendant in the matter of Yali Golan v. Marc Puleo (former President and Chairman of the Board of Directors of the Company), filed in the Circuit Court of the Eleventh Judicial Circuit in and for Miami-Dade County, Florida. On March 30, 2007 the United States District Court for the Southern District of Florida granted the Company's motion to dismiss all counts of the complaint against the Company.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2007

                                       PETMED EXPRESS, INC.

                                       By:    /s/ Bruce S. Rosenbloom
                                              -----------------------
                                       Name:  Bruce S. Rosenbloom
                                       Title: Chief Financial Officer